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                            GLOBAL CUSTODY AGREEMENT


         This AGREEMENT is effective August 17, 1997, and is between THE CHASE MANHATTAN BANK ("Bank") and each of the trusts on behalf of each of the funds set forth in Schedule A hereto (with each fund a "Customer").

         It is hereby agreed as follows:

1.       Customer Accounts.

         Bank shall establish and maintain the following accounts ("Accounts"):

         (a) A custody account in the name of Customer ("Custody Account") for any and all stocks, shares, bonds, debentures, notes, mortgages or other obligations for the payment of money, bullion, coin and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same or evidencing or representing any other rights or interests therein and other similar property whether certificated or uncertificated as may be received by Bank or its Subcustodian (as defined in Section 3) for the account of Customer ("Securities"); and

         (b) A deposit account in the name of Customer ("Deposit Account") for any and all cash in any currency received by Bank or its Subcustodian for the account of Customer, which cash shall not be subject to withdrawal by draft or check.

         Customer warrants its authority to: 1) deposit the cash and Securities ("Assets") received in the Accounts and 2) give Instructions (as defined in
Section 11) concerning the Accounts. Bank may deliver securities of the same class in place of those deposited in the Custody Account.

         Upon written agreement between Bank and Customer, additional Accounts may be established and separately accounted for as additional Accounts hereunder.

2.       Maintenance of Securities and Cash at Bank and Subcustodian
         Locations.

         Unless Instructions specifically require another location acceptable to
Bank:

         (a) Securities shall be held in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for payment or where such Securities are acquired; and

         (b) Cash shall be credited to an account in a country or other jurisdiction in which such cash may be legally deposited or is the legal currency for the payment of public or private debts.

         Cash may be held pursuant to Instructions in either interest or non-interest bearing accounts as may be available for the particular currency. To the extent Instructions are issued and Bank can comply with such


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Instructions, Bank is authorized to maintain cash balances on deposit for
Customer with itself or one of its "Affiliates" at such reasonable rates of interest as may from time to time be paid on such accounts, or in non-interest bearing accounts as Customer may direct, if acceptable to Bank. For purposes hereof, the term "Affiliate" shall mean an entity controlling, controlled by, or under common control with, Bank.

         If Customer wishes to have any of its Assets held in the custody of an institution other than the established Subcustodians as defined in Section 3 (or their securities depositories), such arrangement must be authorized by a written agreement, signed by Bank and Customer.

3.       Subcustodians and Securities Depositories.

         Bank may act hereunder through the subcustodians listed in Schedule B hereof with which Bank has entered into subcustodial agreements
("Subcustodians"). Customer authorizes Bank to hold Assets in the Accounts in accounts which Bank has established with one or more of its branches or Subcustodians. Bank and Subcustodians are authorized to hold any of the Securities in their account with any securities depository in which they participate.

         Bank reserves the right to add new, replace or remove Subcustodians. Customer shall be given reasonable notice by Bank of any amendment to Schedule
B. Upon request by Customer, Bank shall identify the name, address and principal place of business of any Subcustodian of Customer's Assets and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.

4.       Use of Subcustodian.

         (a) Bank shall identify the Assets on its books as belonging to Customer.

         (b) A Subcustodian shall hold such Assets together with assets belonging to other customers of Bank in accounts identified on such Subcustodian's books as custody accounts for the exclusive benefit of customers of Bank.

         (c) Any Assets in the Accounts held by a Subcustodian shall be subject only to the instructions of Bank or its agent. Any Securities held in a securities depository for the account of a Subcustodian shall be subject only to the instructions of such Subcustodian.

         (d) Any agreement Bank enters into with a Subcustodian for holding Bank's customers' assets shall provide that such assets shall not be subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian except for safe custody or administration, and that the beneficial ownership of such assets shall be freely transferable without the payment of money or value other than for safe custody or administration or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws. Where Securities are deposited by a Subcustodian with a securities depository, Bank shall cause the Subcustodian to identify on its books as belonging to Bank, as agent, the Securities shown on the Subcustodian's account on the books of such securities depository. The foregoing shall not apply to the extent of any special agreement or arrangement made by Customer with any particular Subcustodian.

5.       Deposit Account Transactions.

         (a) Bank or its Subcustodians shall make payments from the Deposit Account upon receipt of Instructions which include all information required by Bank.


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         (b) In the event that any payment to be made under this Section 5 exceeds the funds available in the Deposit Account, Bank, in its discretion, may advance Customer such excess amount which shall be deemed a loan payable on demand, bearing interest at the rate customarily charged by Bank on similar loans.

         (c) If Bank credits the Deposit Account on a payable date, or at any time prior to actual collection and reconciliation to the Deposit Account, with interest, dividends, redemptions or any other amount due, Customer shall promptly return any such amount upon oral or written notification: (i) that such amount has not been received in the ordinary course of business or (ii) that such amount was incorrectly credited. If Customer does not promptly return any amount upon such notification, Bank shall be entitled, upon oral or written notification to Customer, to reverse such credit by debiting the Deposit Account for the amount previously credited. Bank or its Subcustodian shall have no duty or obligation to institute legal proceedings, file a claim or a proof of claim in any insolvency proceeding or take any other action with respect to the collection of such amount, but may act for Customer upon Instructions after consultation with Customer.

6.       Custody Account Transactions.

         (a) Securities shall be transferred, exchanged or delivered by Bank or its Subcustodian upon receipt by Bank of Instructions which include all information required by Bank. Settlement and payment for Securities received for, and delivery of Securities out of, the Custody Account may be made in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivery of Securities to a purchaser, dealer or their agents against a receipt with the expectation of receiving later payment and free delivery. Delivery of Securities out of the Custody Account may also be made in any manner specifically required by Instructions acceptable to Bank.

         (b) Bank, in its discretion, may credit or debit the Accounts on a contractual settlement date with cash or Securities with respect to any sale, exchange or purchase of Securities. Otherwise, such transactions shall be credited or debited to the Accounts on the date cash or Securities are actually received by Bank and reconciled to the Account.

                  (i) Bank, upon oral or written notice to Customer, may reverse credits or debits made to the Accounts in its discretion if the related transaction fails to settle within a reasonable period, determined by Bank in its discretion, after the contractual settlement date for the related transaction.

                  (ii) If any Securities delivered pursuant to this Section 6 are returned by the recipient thereof, Bank may reverse the credits and debits of the particular transaction at any time.

7.       Actions of Bank.


         Bank shall follow Instructions received regarding Assets held in the Accounts. However, until it receives Instructions to the contrary, Bank shall:

         (a) Present for payment any Securities which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentation, to the extent that Bank or Subcustodian is actually aware of such opportunities.

         (b) Execute in the name of Customer such ownership and other certificates as may be required to obtain payments in respect of Securities.

         (c) Exchange interim receipts or temporary Securities for definitive Securities.


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


         (d) Appoint brokers and agents for any transaction for which Bank has received Instructions involving the Securities, including, without limitation, Affiliates of Bank or any Subcustodian.

         (e) Issue statements to Customer, at times mutually agreed upon, identifying the Assets in the Accounts.

         Bank shall send Customer an advice or notification of any transfers of Assets to or from the Accounts. Such statements, advices or notifications shall indicate the identity of the entity having custody of the Assets. Unless Customer sends Bank a written exception or objection to any Bank statement within sixty (60) days of receipt, Customer shall be deemed to have approved such statement. In such event, or where Customer has otherwise approved any such statement, Bank shall, to the extent permitted by law, be released, relieved and discharged with respect to all matters set forth in such statement or reasonably implied therefrom and based on information which Customer knew or reasonably should have known as though it had been settled by the decree of a court of competent jurisdiction in an action where Customer and all persons having or claiming an interest in Customer or Customer's Accounts were parties.

         Provided that Bank has acted in accordance with the standard of care in
Section 12(a) hereof, all collections of funds or other property paid or distributed in respect of Securities in the Custody Account shall be made at the risk of Customer. Provided that Bank has acted in accordance with the standard of care in Section 12(a) hereof, Bank shall have no liability for any loss occasioned by delay in the actual receipt of notice by Bank or by its Subcustodians of any payment, redemption or other transaction regarding Securities in the Custody Account in respect of which Bank has agreed to take any action hereunder.

8.       Corporate Actions; Proxies; Tax Reclaims.

         (a) Corporate Actions. Whenever Bank receives information concerning the Securities which requires discretionary action by the beneficial owner of the Securities (other than a proxy), such as subscription rights, bonus issues, stock repurchase plans and rights offerings, or legal notices or other material intended to be transmitted to securities holders ("Corporate Actions"), Bank shall give Customer prompt notice of such Corporate Actions to the extent that Bank has received actual notice of the Corporate Action from the relevant issuer or issuer's agent or as to which notice is published in publications routinely utilized by Bank for this purpose.

         When a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split is received which bears an expiration date, Bank shall endeavor to obtain Instructions from Customer or its Authorized Person (as defined in Section 10 hereof), but if Instructions are not received in time for Bank to take timely action, or actual notice of such Corporate Action was received too late to seek Instructions, Bank is authorized but need not sell such rights entitlement or fractional interest and to credit the Deposit Account with the proceeds, if Bank, in good faith, deems such action to be appropriate in which case it shall be held harmless for any such action.

         (b) Proxy Voting. Bank shall provide proxy voting services, if elected by Customer, in accordance with the terms of the proxy voting services rider hereto. Proxy voting services may be provided by Bank or, in whole or in part, by one or more third parties appointed by Bank (which may be Affiliates of Bank).

         (c)      Tax Reclaims.

                  (i) Subject to the provisions hereof, Bank shall apply for a reduction of withholding tax and any refund of any tax paid or tax credits which apply in each applicable market in respect of income payments on Securities for the benefit of Customer which Bank believes may be available to such Customer.


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                  (ii) The provision of tax reclaim services by Bank is
         conditional upon Bank receiving from the beneficial owner of Securities
         (A) a declaration of its identity and place of residence and (B) certain other documentation (pro forma copies of which are available from Bank). Customer acknowledges that, if Bank does not receive such declarations, documentation and information, additional United Kingdom taxation shall be deducted from all income received in respect of Securities issued outside the United Kingdom and that U.S. non-resident alien tax or U.S. backup withholding tax shall be deducted from U.S. source income. Customer shall provide to Bank such documentation and information as it may require in connection with taxation, and warrants that, when given, this information shall be true and correct in every respect, not misleading in any way, and contain all material information. Customer undertakes to notify Bank immediately if any such information requires updating or amendment.

                  (iii) Provided that Bank has acted in accordance with the standard of care in Section 12(a) hereof, Bank shall not be liable to Customer or any third party for any taxes, fines or penalties payable by Bank or Customer, and shall be indemnified accordingly, whether these result from the inaccurate completion of documents by Customer or any third party acting as agent for Customer, or as a result of the provision to Bank or any third party of inaccurate or misleading information or the withholding of material information by Customer or any other third party, or as a result of any delay of any revenue authority or any other matter beyond the control of Bank.

                  (iv) Customer confirms that Bank is authorized to deduct from any cash received or credited to the Deposit Account any taxes or levies required by any revenue or governmental authority for whatever reason in respect of the Securities or Cash Accounts.

                  (v) Bank shall perform tax reclaim services only with respect to taxation levied by the revenue authorities of the countries notified to Customer from time to time and Bank may, by notifi cation in writing, at its absolute discretion, supplement or amend the markets in which the tax reclaim services are offered. Other than as expressly provided in this sub-clause, Bank shall have no responsibility with regard to Customer's tax position or status in any jurisdiction.

                  (vi) Customer confirms that Bank is authorized to disclose any information requested by any revenue authority or any governmental body in relation to Customer or the Securities and/or Cash held for Customer.

                  (vii) Tax reclaim services may be provided by Bank or, in whole or in part, by one or more third parties appointed by Bank (which may be Affiliates of Bank); provided that Bank shall be liable for the performance of any such third party to the same extent as Bank would have been if it performed such services itself.

9.       Nominees.

         Securities which are ordinarily held in registered form may be registered in a nominee name of Bank, Subcustodian or securities depository, as the case may be. Bank may without notice to Customer cause any such Securities to cease to be registered in the name of any such nominee and to be registered in the name of Customer. In the event that any Securities registered in a nominee name are called for partial redemption by the issuer, Bank may allot the called portion to the respective beneficial holders of such class of security in any manner Bank deems to be fair and equitable. Customer shall hold Bank, Subcustodians, and their respective nominees harmless from any liability arising directly or indirectly from their status as a mere record holder of Securities in the Custody Account.


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


 10.     Authorized Persons.

         As used herein, the term "Authorized Person" means employees or agents including investment managers as have been designated by written notice from Customer or its designated agent to act on behalf of Customer hereunder. Such persons shall continue to be Authorized Persons until such time as Bank receives Instructions from Customer or its designated agent that any such employee or agent is no longer an Authorized Person.

11.      Instructions.

         The term "Instructions" means instructions of any Authorized Person received by Bank, via telephone, telex, facsimile transmission, bank wire or other teleprocess or electronic instruction or trade information system acceptable to Bank which Bank believes in good faith to have been given by Authorized Persons or which are transmitted with proper testing or authentication pursuant to terms and conditions which Bank may specify. Unless otherwise expressly provided, all Instructions shall continue in full force and effect until canceled or superseded.

         Any Instructions delivered to Bank by telephone shall promptly thereafter be confirmed in writing by an Authorized Person (which confirmation may bear the facsimile signature of such Person), but Customer shall hold Bank harmless for the failure of an Authorized Person to send such confirmation in writing, the failure of such confirmation to conform to the telephone instructions received or Bank's failure to produce such confirmation at any subsequent time. Bank may electronically record any Instructions given by telephone, and any other telephone discussions with respect to the Custody Account. Customer shall be responsible for safeguarding any testkeys, identification codes or other security devices which Bank shall make available to Customer or its Authorized Persons.

12.      Standard of Care; Liabilities.

         (a) Bank shall be responsible for the performance of only such duties as are set forth herein or expressly contained in Instructions which are consistent with the provisions hereof as follows:

                  (i) Bank shall use reasonable care with respect to its obligations hereunder and the safekeeping of Assets. Bank shall be liable to Customer for any loss which shall occur as the result of the failure of a Subcustodian to exercise reasonable care with respect to the safekeeping of such Assets to the same extent that Bank would be liable to Customer if Bank were holding such Assets in New York. In the event of any loss to Customer by reason of the failure of Bank or its Subcustodian to utilize reasonable care (including, but not limited to, as respects corporate actions), Bank shall be liable to Customer only to the extent of Customer's direct damages, to be determined based on the market value of the property which is the subject of the loss at the date of discovery of such loss and without reference to any special conditions or circumstances. Bank shall have no liability whatsoever for any consequential, special, indirect or speculative loss or damages (including, but not limited to, lost profits) suffered by Customer in connection with the transactions contemplated hereby and the relationship established hereby even if Bank has been advised as to the possibility of the same and regardless of the form of the action.

                  (ii) Bank shall not be responsible for the insolvency of any Subcustodian which is not a branch or Affiliate of Bank. Bank shall not be responsible for any act, omission, default or the solvency of any broker or agent which it or a Subcustodian appoints unless such appointment was made negligently or in bad faith.


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

                  (iii) Bank shall be indemnified by, and without liability to Customer for any action taken or omitted by Bank whether pursuant to Instructions or otherwise within the scope hereof if such act or omission was in good faith, without negligence. In performing its obligations hereunder, Bank may rely on the genuineness of any document which it believes in good faith to have been validly executed.

                  (iv) Customer shall pay for and hold Bank harmless from any liability or loss resulting from the imposition or assessment of any taxes or other governmental charges, and any related expenses with respect to income from or Assets in the Accounts.

                  (v) Bank shall be entitled to rely, and may act, upon the advice of counsel (who may be counsel for Customer) on all matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

                  (vi) Bank need not maintain any insurance for the benefit of Customer.

                  (vii) Without limiting the foregoing, Bank shall not be liable for any loss which results from: 1) the general risk of investing, or
         2) investing or holding Assets in a particular country including, but not limited to, losses resulting from malfunction, interruption of or error in the transmission of information caused by any machines or system or interruption of communication facilities, abnormal operating conditions, nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency restrictions, devaluations or fluctuations; and market conditions which prevent the orderly execution of securities transactions or affect the value of Assets; except that, with respect to the failure of machines, systems, interruption of communication facilities or abnormal operating conditions on Bank or a Subcustodian's premises or otherwise within the control of Bank or a Subcustodian, Bank shall not be so excused to the extent that such failure was on account of Bank's or the Subcustodian's (as the case may be) negligence (such as a failure to have had routine maintenance performed or to have selected equipment reasonably suitable for the purposes contemplated hereby given, in the case of Subcustodians, local market practices with respect to such matters). Bank confirms that it has in place back-up procedures, periodically tested by it, that would permit continued operation of its Brooklyn, New York and Bournemouth, England data centers in the event of a failure of its systems or equipment.

                  (viii) Neither party shall be liable to the other for any loss due to forces beyond their control including, but not limited to strikes or work stoppages, acts of war (whether declared or undeclared) or terrorism, insurrection, revolution, nuclear fusion, fission or radiation, or acts of God.

         (b) Consistent with and without limiting the first paragraph of this
Section 12, it is specifically acknowledged that Bank shall have no duty or responsibility to:

                  (i) question Instructions or make any suggestions to Customer or an Authorized Person regarding such Instructions;

                  (ii) supervise or make recommendations with respect to investments or the retention of Securities;

                  (iii) advise Customer or an Authorized Person regarding any default in the payment of principal or income of any security other than as provided in Section 5(c) hereof;

                  (iv) evaluate or report to Customer or an Authorized Person regarding the financial condition of any broker, agent or other party to which Securities are delivered or payments are made pursuant hereto; and


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

                  (v) review or reconcile trade confirmations received from brokers. Customer or its Authorized Persons issuing Instructions shall bear any responsibility to review such confirmations against Instructions issued to and statements issued by Bank.

         (c) Customer authorizes Bank to act hereunder notwithstanding that Bank or any of its divisions or Affiliates may have a material interest in a transaction, or circumstances are such that Bank may have a potential conflict of duty or interest including the fact that Bank or any of its Affiliates may provide brokerage services to other customers, act as financial advisor to the issuer of Securities, act as a lender to the issuer of Securities, act in the same transaction as agent for more than one customer, have a material interest in the issue of Securities, or earn profits from any of the activities listed herein.

13.      Fees and Expenses.

         Customer shall pay Bank for its services hereunder the fees set forth in Schedule C hereto or such other amounts as may be agreed upon in writing, together with Bank's reasonable out-of-pocket or incidental expenses, such as, but not limited to, scrip and stamp fees, legal fees registration fees, and other costs that Bank pays on behalf of Customer. Bank shall have a lien on and is authorized to charge any Accounts of Customer for any amount owing to Bank under any provision hereof upon oral or written notice to Customer.

14.      Miscellaneous.

         (a) Foreign Exchange Transactions. To facilitate the administration of Customer's trading and investment activity, subject to Instructions (which may be standing Instructions) Bank is authorized to enter into spot or forward foreign exchange contracts with Customer and may also provide foreign exchange through its subsidiaries, Affiliates or Subcustodians. Instructions, including standing instructions, may be issued with respect to such contracts but Bank may establish rules or limitations concerning any foreign exchange facility made available. In all cases where Bank, its subsidiaries, Affiliates or Subcustodians enter into a foreign exchange contract related to Accounts, the terms and conditions of the then current foreign exchange contract of Bank, its subsidiary, Affiliate or Subcustodian and, to the extent not inconsistent, this Agreement shall apply to such transaction.

         (b) Certification of Residency, etc. Customer certifies that it is a resident of the United States and shall notify Bank of any changes in residency. Bank may rely upon this certification or the certification of such other facts as may be required to administer Bank's obligations hereunder. Customer shall indemnify Bank against all losses, liability, claims or demands arising directly or indirectly from any such certifications.

         (c) Access to Records. Bank shall allow Customer's independent public accountant reasonable access to the records of Bank relating to the Assets as is required in connection with their examination of books and records pertaining to Customer's affairs. Subject to restrictions under applicable law, Bank shall also obtain an undertaking to permit Customer's independent public accountants reasonable access to the records of any Subcustodian which has physical possession of any Assets as may be required in connection with the examination of Customer's books and records.

         (d) Governing Law; Successors and Assigns, Captions THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN NEW YORK and shall not be assignable by either party, but shall bind the successors in interest of Customer and Bank. The captions given to the sections and subsections of this Agreement are for convenience of reference only and are not to be used to interpret this Agreement.

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

         (e) Entire Agreement; Applicable Riders. Customer represents that the Assets deposited in the Accounts are (Check one):

         ____   Employee Benefit Plan or other assets subject to the Employee
         Retirement Income Security Act of 1974, as amended ("ERISA");

            X Investment Company assets subject to certain U.S.
         Securities and Exchange Commission rules and regulations;

          ____  Neither of the above.

         This Agreement consists exclusively of this document together with Schedules A-C, and the following Rider(s) [Check applicable rider(s)]:

          ____  ERISA

            X   INVESTMENT COMPANY

          ____  PROXY VOTING

            X   SPECIAL TERMS AND CONDITIONS

         There are no other provisions hereof and this Agreement supersedes any other agreements, whether written or oral, between the parties. Any amendment hereto must be in writing, executed by both parties.

         (f) Severability. In the event that one or more provisions hereof are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions shall not in any way be affected or impaired.

         (g) Waiver. Except as otherwise provided herein, no failure or delay on the part of either party in exercising any power or right hereunder operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision hereof, or waiver of any breach or default, is effective unless in writing and signed by the party against whom the waiver is to be enforced.

         (h) Representations and Warranties. (i) Customer hereby represents and warrants to Bank that: (A) it has full authority and power to deposit and control the Securities and cash deposited in the Accounts; (B) it has all necessary authority to use Bank as its custodian; (C) this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; (D) it shall have full authority and power to borrow moneys and enter into foreign exchange transactions; and (E) it has not relied on any oral or written representation made by Bank or any person on its behalf, and acknowledges that this Agreement sets out to the fullest extent the duties of Bank. (ii) Bank hereby represents and warrants to Customer that: (A) it has the full power and authority to perform its obligations hereunder, (B) this Agreement constitutes its legal, valid and binding obligation; enforceable in accordance with its terms; and (C) that it has taken all necessary action to authorize the execution and delivery hereof.

         (i) Notices. All notices hereunder shall be effective when actually received. Any notices or other communications which may be required hereunder are to be sent to the parties at the following addresses or such other addresses as may subsequently be given to the other party in writing: (a) Bank: The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, N.Y. 11245, Attention:
Global Investor Services, Investment


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

Management Group (Colonial Relationship Manager) and to The Chase Manhattan Bank, 3 Chase MetroTech Center, 8th floor, Brooklyn, N.Y. 11245, Attention:
Colonial Service Manager; and (b) Customer: [Fund name} c/o Colonial Management Associates, Inc., One Financial Center, Boston, MA 02111. Att; Fund Accounting.

         (j) Termination. This Agreement may be terminated by Customer or Bank by giving ninety (90) days written notice to the other, provided that such notice to Bank shall specify the names of the persons to whom Bank shall deliver the Assets in the Accounts. If notice of termination is given by Bank, Customer shall, within ninety (90) days following receipt of the notice, deliver to Bank Instructions specifying the names of the persons to whom Bank shall deliver the Assets. In either case Bank shall deliver the Assets to the persons so specified, after deducting any amounts which Bank determines in good faith to be owed to it under Section 13, an explanation for any such deductions shall be furnished to Customer. If within ninety (90) days following receipt of a notice of termination by Bank, Bank does not receive Instructions from Customer specifying the names of the persons to whom Bank shall deliver the Assets, Bank, at its election, may deliver the Assets to a bank or trust company doing business in the State of New York to be held and disposed of pursuant to the provisions hereof, or to Authorized Persons, or may continue to hold the Assets until Instructions are provided to Bank.

         (k) Imputation of certain information. Bank shall not be held responsible for and shall not be required to have regard to information held by any person by imputation or information of which Bank is not aware by virtue of a "Chinese Wall" arrangement. If Bank becomes aware of confidential information which in good faith it feels inhibits it from effecting a transaction hereunder Bank may refrain from effecting it.

         (l) Year 2000. Bank confirms that it is aware of the problem that may be presented for certain computer systems by use of date fields and the like on and after January 1, 2000 and that Bank has developed and is implementing a plan to help assure that Bank's systems as the same relate to services provided hereunder will be unaffected by such problems.


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


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first-above written.


CUSTOMER
--------

Trust                               Series
-----                               ------

Colonial Trust I           Colonial High Yield Securities Fund
                           Colonial Income Fund
                           Colonial Strategic Income Fund
                           Colonial Tax-Managed Growth Fund

Colonial Trust II          Colonial Government Money Market Fund
                           Colonial U.S. Government Fund
                           Colonial Short Duration U.S. Government Fund
                           Colonial Newport Tiger Cub Fund
                           Colonial Newport Japan Fund
                           Newport Greater China Fund

Colonial Trust III         Colonial Select Value Fund
                           The Colonial Fund
                           Colonial Federal Securities Fund
                           Colonial Global Equity Fund
                           Colonial International Horizons Fund
                           Colonial International Fund for Growth
                           Colonial Strategic Balanced Fund

Colonial Trust IV          Colonial Tax-Exempt Fund
                           Colonial Tax-Exempt Insured Fund
                           Colonial Municipal Money Market Fund
                           Colonial High Yield Municipal Fund
                           Colonial Utilities Fund
                           Colonial Intermediate Tax-Exempt Fund

Colonial Trust V           Colonial Massachusetts Tax-Exempt Fund
                           Colonial Minnesota Tax-Exempt Fund
                           Colonial Michigan Tax-Exempt Fund
                           Colonial New York Tax-Exempt Fund
                           Colonial Ohio Tax-Exempt Fund
                           Colonial California Tax-Exempt Fund
                           Colonial Connecticut Tax-Exempt Fund
                           Colonial Florida Tax-Exempt Fund
                           Colonial North Carolina Tax-Exempt Fund

Colonial Trust VI          Colonial U.S. Stock Fund
                           Colonial Small Cap Value Fund
                           Colonial Aggressive Growth Fund
                           Colonial Equity Income Fund
                           Colonial International Equity Fund

Colonial Trust VII         Colonial Newport Tiger Fund

Colonial Intermediate High Income Fund
Colonial InterMarket Income Trust I
Colonial Municipal Income Trust
Colonial High Income Municipal Trust
Colonial Investment Grade Municipal Trust

Keyport Variable
Investment Trust           Colonial-Keyport Growth and Income Fund
                           Colonial-Keyport Utilities Fund
                           Colonial-Keyport International Fund for Growth
                           Colonial-Keyport U.S. Stock Fund
                           Colonial-Keyport Strategic Income Fund
                           Newport-Keyport Tiger Fund
                           Liberty All-Star Equity Fund, Variable Series


                                    By:
                                        --------------------------------------
                                        Michael H. Koonce

                                    Date:
                                        --------------------------------------


Liberty All-Star Growth Fund, Inc.
Liberty All-Star Equity Fund

                                    By:
                                        --------------------------------------
                                        Timothy J. Jacoby

                                    Date:
                                         -------------------------------------


                                    THE CHASE MANHATTAN BANK


                                    By:
                                        --------------------------------------


                                    Date:
                                         -------------------------------------

                                                                     Schedule A

                                 August 17, 1997

Trust                               Series

Colonial Trust I           Colonial High Yield Securities Fund
                           Colonial Income Fund
                           Colonial Strategic Income Fund
                           Colonial Tax-Managed Growth Fund

Colonial Trust II          Colonial Government Money Market Fund
                           Colonial U.S. Government Fund
                           Colonial Short Duration U.S. Government Fund
                           Colonial Newport Tiger Cub Fund
                           Colonial Newport Japan Fund
                           Newport Greater China Fund

Colonial Trust III         Colonial Select Value Fund
                           The Colonial Fund
                           Colonial Federal Securities Fund
                           Colonial Global Equity Fund
                           Colonial International Horizons Fund
                           Colonial International Fund for Growth
                           Colonial Strategic Balanced Fund

Colonial Trust IV          Colonial Tax-Exempt Fund
                           Colonial Tax-Exempt Insured Fund
                           Colonial Municipal Money Market Fund
                           Colonial High Yield Municipal Fund
                           Colonial Utilities Fund
                           Colonial Intermediate Tax-Exempt Fund

Colonial Trust V           Colonial Massachusetts Tax-Exempt Fund
                           Colonial Minnesota Tax-Exempt Fund
                           Colonial Michigan Tax-Exempt Fund
                           Colonial New York Tax-Exempt Fund
                           Colonial Ohio Tax-Exempt Fund
                           Colonial California Tax-Exempt Fund
                           Colonial Connecticut Tax-Exempt Fund
                           Colonial Florida Tax-Exempt Fund
                           Colonial North Carolina Tax-Exempt Fund

Colonial Trust VI          Colonial U.S. Stock Fund
                           Colonial Small Cap Value Fund
                           Colonial Aggressive Growth Fund
                           Colonial Equity Income Fund
                           Colonial International Equity Fund

Colonial Trust VII         Colonial Newport Tiger Fund

Colonial Intermediate High Income Fund
Colonial InterMarket Income Trust I
Colonial Municipal Income Trust
Colonial High Income Municipal Trust
Colonial Investment Grade Municipal Trust

Liberty All-Star Growth Fund, Inc.
Liberty All-Star Equity Fund

Keyport Variable
Investment Trust           Colonial-Keyport Growth and Income Fund
                           Colonial-Keyport Utilities Fund
                           Colonial-Keyport International Fund for Growth
                           Colonial-Keyport U.S. Stock Fund
                           Colonial-Keyport Strategic Income Fund
                           Newport-Keyport Tiger Fund
                           Liberty All-Star Equity Fund, Variable Series

                                                                     Schedule C

                                 Colonial Funds
                           Global Custody Fee Schedule
                                 April 17, 1997







Domestic Custody Services
     Asset Based Fees Waived

            Domestic Custody Transaction Fees

            $ 5.00 per DTC or Fed Book Entry transaction
            $ 7.00 per PTC transaction
            $12.00 per Physical transaction
            $25.00 per Future or Option Wire
            $ 5.00 per Money Transfer
            $ 4.00 per P&I - MBS
            $ 7.00 per deliver and receive of block traded Repurchase Agreement








Note:
[bullet] Private placements that settle in physical form are priced separately from those issues that settle in DTC or Cedel. The latter, which are 144A eligible issues, are priced as any other DTC or Cedel eligible issue.
[bullet] With respect to our global custody fees, you could also incur out-or-pocket expenses which are charged at cost. these expenses can include but are not limited to scrip and stamp fees, registration fees, and legal fees. Photocopying an courier charges will not be charged to Colonial.
[bullet] All out-of-pocket expenses are itemized and billed on a monthly basis, as and when received.
[bullet] Within our global fee schedule, basis point charges are annualized and based on month end market values

STATE OF MASSACUSETTS)

                :  ss.

COUNTY OF UNITED STATES OF AMERICA)


         On this 3rd day of October, 1997, before me personally came Michael H. Koonce, to me known, who being by me duly sworn, did depose and say that he resides in Hingham, Massachusetts at 36 Brewster Road, that he is Secretary of Colonial Trust I through VII and Vice President of Keyport Variable Investment Trust, two of the entities described in and which executed the foregoing instrument; that he knows the seal of said entities, that the seal affixed to said instrument is such seal, that it was so affixed by order of said entity, and that he signed his name thereto by like order.





Sworn to before me this 3rd

day of October, 1997.


            Notary

STATE OF MASSACUSETTS)

                :  ss.

COUNTY OF UNITED STATES OF AMERICA)


         On this 3rd day of October, 1997, before me personally came Timothy J. Jacoby, to me known, who being by me duly sworn, did depose and say that he resides in Concord, Massachusetts at 67 Authors Road, that he is Treasurer of Liberty All-Star Growth Fund, Inc. and Liberty All-Star Equity Fund, two of the entities described in and which executed the foregoing instrument; that he knows the seal of said entities, that the seal affixed to said instrument is such seal, that it was so affixed by order of said entity, and that he signed his name thereto by like order.





Sworn to before me this 3rd

day of October, 1997.


            Notary

STATE OF NEW YORK                           )
                                            :  ss.
COUNTY OF NEW YORK                          )


         On this    day of           , 199 , before me personally came        ,
to me known, who being by me duly sworn, did depose and say that he/she resides
in at           ; that he/she is a Vice President of THE CHASE MANHATTAN BANK, the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like order.






Sworn to before me this

day of                 , 199 .



            Notary

              Investment Company Rider to Global Custody Agreement

                      Between The Chase Manhattan Bank and

              Each of the Trusts on behalf of each of the Funds set

               forth in Schedule A to the Global Custody Agreement

                            effective August 17, 1997


The following modifications are made to the Agreement:

         A.  Add a new Section 15 to the Agreement as follows:

         "15.  Compliance with SEC rule 17f-5.

         (a) Customer's board of directors (or equivalent body) (hereinafter 'Board') hereby delegates to Bank, and, except as to the country or countries as to which Bank may, from time to time, advise Customer that it does not accept such delegation, Bank hereby accepts the delegation to it, of the obligation to perform as Customer's 'Foreign Custody Manager' (as that term is defined in SEC rule 17f-5(a)(2)), both for the purpose of selecting Eligible Foreign Custodians (as that term is defined in SEC rule 17f-5(a)(1), and as the same may be amended from time to time, or that have otherwise been made exempt pursuant to an SEC exemptive order) to hold Assets and of evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in SEC rule 17f-5(c)(2)); provided that, the term Eligible Foreign Custodian shall not include any 'Compulsory Depository.' A Compulsory Depository shall mean a securities depository or clearing agency the use of which is compulsory because: (1) its use is required by law or regulation, (2) securities cannot be withdrawn from the depository, or (3) maintaining securities outside the depository is not consistent with prevailing custodial practices in the country which the depository serves. Compulsory Depositories used by Chase as of the date hereof are set forth in Appendix 1-A hereto, and as the same may be amended on notice to Customer from time to time.

         (b) In connection with the foregoing, Bank shall:

         (i) provide written reports notifying Customer's Board of the placement of Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements (and until further notice from Customer such reports shall be provided not less than quarterly with respect to the placement of Assets with particular Eligible Foreign Custodians and with reasonable promptness upon the occurrence of any material change in the arrangements with such Eligible Foreign Custodians);

         (ii) exercise such reasonable care, prudence and diligence in performing as Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of Assets would exercise;

         (iii) in selecting an Eligible Foreign Custodian, first have determined that Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in SEC rule 17f-5(c)(1)(i)-(iv);

         (iv) determine that the written contract with the Eligible Foreign Custodian (or, in the case of an Eligible Foreign Custodians that is a securities depository or clearing agency, such contract, the rules or established practices or procedures of the depository, or any combination of the foregoing) requires that the Eligible Foreign Custodian will provide reasonable care for Assets based on the standards applicable to custodians in the relevant market. In making this determination, Bank shall consider the provisions of Rule 17f-5(c)(2), together with whether Bank shall be liable to Customer for any loss which shall occur as the result of the failure of the Eligible Foreign Custodian to exercise reasonable care with respect to the safekeeping of such Assets to the same extent that Bank would be liable to Customer if Bank were holding such Assets in New York; and

         (v) have established a system to monitor the continued appropriateness of maintaining Assets with particular Eligible Foreign Custodians and of the governing contractual arrangements; it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford Assets reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Customer and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected Assets.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Assets on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

         (c) Except as expressly provided herein, Customer shall be solely responsible to assure that the maintenance of Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

         (d) Bank represents to Customer that it is a U.S. Bank as defined in Rule 17f-5(a)(7). Customer represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the '1940 Act'), as the same may be amended from time to time;
(2) its Board: (i) has determined that it is reasonable to rely on Bank to perform as Customer's Foreign Custody Manager (ii) or its investment advisor shall have determined that Customer may maintain Assets in each country in which Customer's Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure (and including any Compulsory Depository operating in such country), prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Assets held in custody, and the likelihood of nationalization, currency controls and the like)."

         B. Add the following after the first sentence of Section 3 of the
Agreement: "At the request of Customer, Bank may, but need not, add to Schedule B an Eligible Foreign Custodian that is either a bank or a non-Compulsory Depository where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects not to add any such entity."

         C. Add the following language to the end of Section 3 of the Agreement:

"The term Subcustodian as used herein shall mean the following:

         (a) a 'U.S. Bank,' which shall mean a U.S. bank as defined in SEC rule 17f-5(a)(7);

         (b) an 'Eligible Foreign Custodian,' which shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, (ii) a majority-owned direct or indirect subsidiary of a U.S. bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States; (iii) a securities depository or clearing agency, incorporated or organized under the laws of a country other than the United States, that acts as a system for the central handling of securities or equivalent book-entries in that country and that is regulated by a foreign financial regulatory authority as defined under section 2(a)(5) of the 1940 Act, (iv) a securities depository or clearing agency organized under the laws of a country other than the United States to the extent acting as a transnational system for the central handling of securities or equivalent book-entries, and (v) any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

For purposes of clarity, it is agreed that as used in Section 12(a)(i), the term Subcustodian shall include neither any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager nor any Compulsory Depository."


         D. Insert the following language at the beginning of the second sentence of Section 12(a)(i):

         "Except with respect to those countries as to which the parties may from time to time agree in writing otherwise,".




         E. In recognition of the fact that compliance with amended Rule 17f-5 is in an early stage of development and of the importance to Bank of the relationship between Bank and Customer, Bank hereby agrees that, if prior to June 15, 1998, Bank makes any material change to this rider for its mutual fund customers, Customer shall be given the option of continuing to operate under this rider or pursuant to the changed rider. Customer shall promptly notify Bank of whether or not it elects to operate pursuant to the changed rider, and if it does so elect, such election shall be effective on and after the date that Bank receives such notice.

                                  Appendix 1-A

                             COMPULSORY DEPOSITORIES

----------------------------------------------------------------------------------------------------------------------------------
Argentina              Caja de Valores                                       Equity, Corporate & Government Debt
----------------------------------------------------------------------------------------------------------------------------------
Australia              Austraclear Ltd.                                      Corporate Debt, Money Market & Semi-Government  Debt
----------------------------------------------------------------------------------------------------------------------------------
                       CHESS                                                 Equity
                       (Clearing House Electronic Sub-register System)
----------------------------------------------------------------------------------------------------------------------------------
                       RITS                                                  Government Debt
                       (Reserve Bank Information and Transfer System)
----------------------------------------------------------------------------------------------------------------------------------
Austria                Oesterreichische Knotrolbank AG                       Equity, Corporate + Government Debt
----------------------------------------------------------------------------------------------------------------------------------
Belgium                CIK                                                   Equity + Corporate Debt
                       (Caisse Interprofessionnelle de
                       Depots et de Virements de Titres)
----------------------------------------------------------------------------------------------------------------------------------
                       Banque Nationale de Belgique                          Treasury Bills + Government Debt
----------------------------------------------------------------------------------------------------------------------------------
Brazil                 BOVESPA                                               Equity
                       (Bolsa de Valores de Sao Paolo)
----------------------------------------------------------------------------------------------------------------------------------
                       BVRJ                                                  Equity
                       (Bolsa de Valores de Rio de Janeiro)
----------------------------------------------------------------------------------------------------------------------------------
Canada                 CDS                                                   Equity, Corporate + Government Debt
                       (Canadian Depository for Securities)
----------------------------------------------------------------------------------------------------------------------------------
China,                 SSCCRC                                                Equity
Shanghai               (Shanghai Securities Central Clearing and
                       Registration Corp.)
----------------------------------------------------------------------------------------------------------------------------------
China,                 SSCC                                                  Equity
Shenzhen               (Shenzhen Securities Registration Co., Ltd.)
----------------------------------------------------------------------------------------------------------------------------------
Czech                  SCP                                                   Equity + Long-Term Government Debt
Republic               (Securities Center)
----------------------------------------------------------------------------------------------------------------------------------
                       TKD                                                   Treasury Bills + Money Market
                       (Trh Kratkododich Dlluhopisu or Short-Term
                       Bond Market)
----------------------------------------------------------------------------------------------------------------------------------
Denmark                VP                                                    Equity, Corporate + Government Debt
                       (Vaerdipapircentralen)
----------------------------------------------------------------------------------------------------------------------------------
Egypt                  Misr Clearing & Sec. Dep.                             Equity
----------------------------------------------------------------------------------------------------------------------------------
Estonia                EVK                                                   Equity
                       (Estonian Central Depository for Securities Ltd.)
----------------------------------------------------------------------------------------------------------------------------------
Euromarket             Cedel & Euroclear                                     Euro-Debt
----------------------------------------------------------------------------------------------------------------------------------
Finland                CSR                                                   Equity + Government Debt
                       (Central Share Registry Finland)
----------------------------------------------------------------------------------------------------------------------------------
                       Helsinki Money Market Center Ltd.                     Money Market
----------------------------------------------------------------------------------------------------------------------------------
France                 SICOVAM                                               Equity + Corporate Debt.
                       (Banque de France)
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
France                 SATURNE                                               Government Debt.
                       (Banque de France)
----------------------------------------------------------------------------------------------------------------------------------
Germany                DKV                                                   Equity, Corporate + Government Debt
                       (Deutscher Kassenverein)
----------------------------------------------------------------------------------------------------------------------------------
Greece                 Apothetirio Titlon A.E.                               Equity
----------------------------------------------------------------------------------------------------------------------------------
                       Bank of Greece                                        Government Debt
----------------------------------------------------------------------------------------------------------------------------------
Hong Kong              CCASS                                                 Equity
                       (Central Clearing and Settlement System)
----------------------------------------------------------------------------------------------------------------------------------
                       CMU                                                   Corporate +  Government Debt
                       (Central Moneymarkets Unit)
----------------------------------------------------------------------------------------------------------------------------------
Hungary                Keler Ltd.                                            Equity + Government Debt
----------------------------------------------------------------------------------------------------------------------------------
Ireland                CREST                                                 Equity
----------------------------------------------------------------------------------------------------------------------------------
                       GSO                                                   Government Debt
                       (Gilt Settlement Office)
----------------------------------------------------------------------------------------------------------------------------------
Israel                 TASE Clearing House                                   Equity, Corporate + Government Debt
                       (Tel Aviv Stock Exchange Clearing House)
----------------------------------------------------------------------------------------------------------------------------------
Italy                  Monte Titoli                                          Equity + Corporate Debt
----------------------------------------------------------------------------------------------------------------------------------
                       Bank of Italy                                         Government Debt
----------------------------------------------------------------------------------------------------------------------------------
Japan                  Bank of Japan                                         Registered Government Debt
----------------------------------------------------------------------------------------------------------------------------------
Latvia                 LCD                                                   Equity + Government Debt
                       (Latvian Central Depository)
----------------------------------------------------------------------------------------------------------------------------------
Lebanon                Midclear                                              Equity
                       (Custodian and Clearing Center of Lebanon and the
                       Middle East)
----------------------------------------------------------------------------------------------------------------------------------
Luxembourg             Cedel                                                 Equity
----------------------------------------------------------------------------------------------------------------------------------
Malaysia               MCD                                                   Equity
                       (Malaysian Central Depository Snd Bhd)
----------------------------------------------------------------------------------------------------------------------------------
Mauritius              CDS                                                   Equity
                       (Central Depository System)
----------------------------------------------------------------------------------------------------------------------------------
Mexico                 Indeval                                               Equity, Corporate + Government Debt
                       (Institucion para el Deposito de Valores)
----------------------------------------------------------------------------------------------------------------------------------
Morocco                 Maroclear                                            Equity + Corporate Debt
----------------------------------------------------------------------------------------------------------------------------------
                        Bank Al'Maghrib                                      Government Debt
----------------------------------------------------------------------------------------------------------------------------------
Netherlands             NECIGEF/KAS Associate NV                             Equity, Corp. + Govt. D
----------------------------------------------------------------------------------------------------------------------------------
                        De Nederlandsche Bank N.V.                           Money Market
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Netherlands             NIEC                                                 Premium Bonds
                        (Nederlands Interpforessioneel
                        Effectencentrum  B.V.)
----------------------------------------------------------------------------------------------------------------------------------

                                       2

----------------------------------------------------------------------------------------------------------------------------------
New Zealand             Austraclear New Zealand                              Equity, Corporate + Government Debt
----------------------------------------------------------------------------------------------------------------------------------
Norway                  VPS                                                  Equity, Corporate + Government Debt
                        (Verdipapirsentralen)
----------------------------------------------------------------------------------------------------------------------------------
Oman                    NONE
----------------------------------------------------------------------------------------------------------------------------------
Pakistan                CDC                                                  Equity
                        (Central Depository Company of Pakistan Ltd.)
----------------------------------------------------------------------------------------------------------------------------------
Peru                    CAVALI                                               Equity
                        (Caja de Valores)
----------------------------------------------------------------------------------------------------------------------------------
Philippines              PCD                                                 Equity
                         (Philippine Central Depository)
----------------------------------------------------------------------------------------------------------------------------------
Poland                  NDS                                                  Equity, Long-Term Government Debt + Vouchers
                        (National Securities Depository)
----------------------------------------------------------------------------------------------------------------------------------
                        CRT                                                  Treasury-Bills
                        (Central Registry of Treasury-Bills)
----------------------------------------------------------------------------------------------------------------------------------
Portugal                Interbolsa                                           Equity, Corporate + Government Debt
----------------------------------------------------------------------------------------------------------------------------------
Romania                 SNCDD - RASDAQ                                       Equity
                        (National Company for Clearing, Settlement
                        and Depository for Securities)
----------------------------------------------------------------------------------------------------------------------------------
                        Budapest Stock Exchange Registry                     Equity
----------------------------------------------------------------------------------------------------------------------------------
                        National Bank of Romania                             Treasury-Bills
----------------------------------------------------------------------------------------------------------------------------------
Russia                  MICEX                                                GKO's
                        (Moscow Interbank Currency Exchange)                 (Gosudarstvennye Kratkosrochnye Obyazatelstva
                                                                             [T-Bills])

                                                                             OFZ's
                                                                             (Obligatsyi Federalnogo Zaima [Federal Loan Bonds])s
----------------------------------------------------------------------------------------------------------------------------------
Singapore              CDP                                                   Equity + Corporate Debt and Malaysian equities
                       (Central Depository Pte. Ltd.)                        traded on CLOB
----------------------------------------------------------------------------------------------------------------------------------
                       Monetary Authority of                                 Government Debt
                       Singapore
----------------------------------------------------------------------------------------------------------------------------------
Slovak                 SCP                                                   Equity + Government Debt
Republic               (Stredisko Cennych Papiru)
----------------------------------------------------------------------------------------------------------------------------------
                       National Bank of Slovakia                             Treasury-Bills
----------------------------------------------------------------------------------------------------------------------------------
So. Africa             CD                                                    Corporate + Government Debt
                       (Central Depository)
----------------------------------------------------------------------------------------------------------------------------------
So. Korea              KSD                                                   Equity, Corporate + Government Debt
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Spain                  SCLV                                                  Equity + Corporate Debt.
                       (Servicio de Compensacion y Liquidacion de Valores)
----------------------------------------------------------------------------------------------------------------------------------
                       CBEO                                                  Government Debt
                       (Central Book Entry Office)
----------------------------------------------------------------------------------------------------------------------------------
Sri Lanka              CDS                                                   Equity
                       (Central Depository System (Private) Ltd.)
----------------------------------------------------------------------------------------------------------------------------------


                                       3


----------------------------------------------------------------------------------------------------------------------------------
Sweden                 VPC                                                   Equity, Corporate + Government Debt
                       (Vardepapperscentralen AB)
----------------------------------------------------------------------------------------------------------------------------------
Switzerland            SEGA                                                  Equity, Corporate + Government Debt
                       (Schweizerische Effekten-Giro AG)
----------------------------------------------------------------------------------------------------------------------------------
Taiwan                 TSCD                                                  Equity + Government Debt
                       (Taiwan Securities Central Depository Co., Ltd.)
----------------------------------------------------------------------------------------------------------------------------------
Thailand               TSDC                                                  Equity, Corporate + Government Debt
                       (Thailand Securities Depository Company Ltd.)
----------------------------------------------------------------------------------------------------------------------------------
Tunisia                STICODEVAM                                            Equity
                       (Societe Tunisienne Interprofessionnelle pour la
                       Compensation et le Depot des Valeurs Mobilieres)
----------------------------------------------------------------------------------------------------------------------------------
                       Ministry of Finance                                   Government Debt tradable on the stock exchange (BTNBs)
----------------------------------------------------------------------------------------------------------------------------------
                       Central Bank of Tunisia                               Government Debt not tradable on the stock exchange
                                                                             (BTCs)
----------------------------------------------------------------------------------------------------------------------------------
Turkey                 Takas Bank                                            Equity + Corporate Debt
----------------------------------------------------------------------------------------------------------------------------------
                       Central Bank of Turkey                                Government Debt
----------------------------------------------------------------------------------------------------------------------------------
United                 CREST                                                 Equity + Corp. Debt
Kingdom
----------------------------------------------------------------------------------------------------------------------------------
                       CMO                                                   Sterling CDs & CP
                       (Central Moneymarket Office)
----------------------------------------------------------------------------------------------------------------------------------
                       CGO                                                   Gilts
                       (Central Gilts Office)
----------------------------------------------------------------------------------------------------------------------------------
United States          DTC                                                   Equity + Corporate Debt
                       (Depository Trust Company)
----------------------------------------------------------------------------------------------------------------------------------
                       PTC                                                   Mortgage Back Debt
                       (Participants Trust Company)
----------------------------------------------------------------------------------------------------------------------------------
                       Fed Book-Entry                                        Government Debt.
----------------------------------------------------------------------------------------------------------------------------------
Zambia                 LuSE                                                  Equity + Government Debt
                       (LuSE Central Shares Depository Ltd.)
----------------------------------------------------------------------------------------------------------------------------------

                           GLOBAL PROXY SERVICE RIDER

                           To Global Custody Agreement

                                     Between

                            THE CHASE MANHATTAN BANK

                                       And

              EACH OF THE TRUSTS ON BEHALF OF EACH OF THE FUNDS SET

               FORTH IN SCHEDULE A TO THE GLOBAL CUSTODY AGREEMENT

dated August 17, 1997

1. Global Proxy Services ("Proxy Services") shall be provided for the countries listed in the procedures and guidelines ("Procedures") furnished to Customer, as the same may be amended by Bank from time to time on prior notice to Customer. The Procedures are incorporated by reference herein and form a part of this Rider.

2. Proxy Services shall consist of those elements as set forth in the Procedures, and shall include (a) notifications ("Notifications") by Bank to Customer of the dates of pending shareholder meetings, resolutions to be voted upon and the return dates as may be received by Bank or provided to Bank by its Subcustodians or third parties, and (b) voting by Bank of proxies based on Customer directions. Original proxy materials or copies thereof shall not be provided. Notifications shall generally be in English and, where necessary, shall be summarized and translated from such non-English materials as have been made available to Bank or its Subcustodian. In this respect Bank's only obligation is to provide information from sources it believes to be reliable and/or to provide materials summarized and/or translated in good faith. Bank reserves the right to provide Notifications, or parts thereof, in the language received. Upon reasonable advance request by Customer, backup information relative to Notifications, such as annual reports, explanatory material concerning resolutions, management recommendations or other material relevant to the exercise of proxy voting rights shall be provided as available, but without translation.

3. While Bank shall attempt to provide accurate and complete Notifications, whether or not translated, Bank shall not be liable for any losses or other consequences that may result from reliance by Customer upon Notifications where Bank prepared the same in good faith.

4 Notwithstanding the fact that Bank may act in a fiduciary capacity with respect to Customer under other agreements or otherwise under the Agreement, in performing Proxy Services Bank shall be acting solely as the agent of Customer, and shall not exercise any discretion with regard to such Proxy Services.

5. Proxy voting may be precluded or restricted in a variety of circumstances, including, without limitation, where the relevant Securities are: (i) on loan; (ii) at registrar for registration or reregistration; (iii) the subject of a conversion or other corporate action; (iv) not held in a name subject to the control of Bank or its Subcustodian or are otherwise held in a manner which precludes voting;
         (v) not capable of being voted on account of local market regulations or practices or restrictions by the issuer; or (vi) held in a margin or collateral account.

6. Customer acknowledges that in certain countries Bank may be unable to vote individual proxies but shall only be able to vote proxies on a net basis (e.g., a net yes or no vote given the voting instructions received from all customers).

7. Customer shall not make any use of the information provided hereunder, except in connection with the funds or plans covered hereby, and shall in no event sell, license, give or otherwise make the information provided hereunder available, to any third party, and shall not directly or indirectly compete with Bank or diminish the market for Proxy Services by provision of such information, in whole or in part, for compensation or otherwise, to any third party.

8. The names of Authorized Persons for Proxy Services shall be furnished to Bank in accordance with ss.10 of the Agreement. Proxy Services fees shall be as set forth in ss.13 of the Agreement or as separately agreed.

                       SPECIAL TERMS AND CONDITIONS RIDER

                            GLOBAL CUSTODY AGREEMENT

                            WITH EACH OF THE TRUSTS ON BEHALF OF

                            EACH OF THE FUNDS SET FORTH IN SCHEDULE A

                            TO THE GLOBAL CUSTODY AGREEMENT

                            DATED AUGUST 17, 1997

                               DOMESTIC AND GLOBAL

                       SPECIAL TERMS AND CONDITIONS RIDER


Domestic Corporate Actions and Proxies

With respect to domestic U.S. and Canadian Securities (the latter if held in DTC), the following provisions shall apply rather than the pertinent provisions of Section 8 of the Agreement and the Global Proxy Service rider:

         Bank shall send to Customer or the Authorized Person for a Custody Account, such proxies (signed in blank, if issued in the name of Bank's nominee or the nominee of a central depository) and communications with respect to Securities in the Custody Account as call for voting or relate to legal proceedings within a reasonable time after sufficient copies are received by Bank for forwarding to its customers. In addition, Bank shall follow coupon payments, redemptions, exchanges or similar matters with respect to Securities in the Custody Account and advise Customer or the Authorized Person for such Account of rights issued, tender offers or any other discretionary rights with respect to such Securities, in each case, of which Bank has received notice from the issuer of the Securities, or as to which notice is published in publications routinely utilized by Bank for this purpose.

                                                                      Schedule B
                                                                    August, 1997

                           SUB-CUSTODIANS EMPLOYED BY

                THE CHASE MANHATTAN BANK, LONDON, GLOBAL CUSTODY

COUNTRY                    SUB-CUSTODIAN                                        CORRESPONDENT BANK
-------                    -------------                                        ------------------
ARGENTINA                  The Chase Manhattan Bank                             The Chase Manhattan Bank
                           Arenales 707, 5th Floor                              Buenos Aires
                           De Mayo 130/140
                           1061Buenos Aires
                           ARGENTINA


AUSTRALIA                  The Chase Manhattan Bank                             The Chase Manhattan Bank
                           36th Floor                                           Sydney
                           World Trade Centre
                           Jamison Street
                           Sydney
                           New South Wales 2000
                           AUSTRALIA


AUSTRIA                    Creditanstalt - Bankverein                           Credit Lyonnais Bank
                           Julius Tandler Platz - 3                             Vienna
                           A - 1011, Vienna
                           AUSTRIA


BAHRAIN                    The British Bank of the Middle East                  National Bank of Bahrain
                           PO Box 57                                            Manama
                           Manama
                           BAHRAIN


BANGLADESH                 Standard Chartered Bank                              Standard Chartered Bank
                           18-20 Motijheel C.A.                                 Dhaka
                           Box 536,
                           Dhaka-1000
                           BANGLADESH






BELGIUM                    Generale Bank                                        Credit Lyonnais Bank
                           3 Montagne Du Parc                                   Brussels
                           1000 Bruxelles
                           BELGIUM


BERMUDA                    The Bank of Bermuda Ltd                              The Bank of Bermuda Ltd
                           6 Front Street                                       Hamilton
                           Hamilton
                           BERMUDA


BOTSWANA                   Barclays Bank of Botswana Limited                    Barclays Bank of Botswana
                           Barclays House                                       Gaborone
                           Khama Crescent
                           Gaborone
                           BOTSWANA


BRAZIL                     Banco Chase Manhattan, S.A.                          Banco Chase Manhattan S.A.
                           Chase Manhattan Center                               Sao Paulo
                           Rua Verbo Divino, 1400
                           Sao Paulo, SP 04719-002
                           BRAZIL


CANADA                     The Royal Bank of Canada                             Royal Bank of Canada
                           Royal Bank Plaza                                     Toronto
                           Toronto
                           Ontario   M5J 2J5
                           CANADA
                           Canada Trust                                         Royal Bank of Canada
                           Canada Trust Tower                                   Toronto
                           BCE Place
                           161 Bay at Front
                           Toronto
                           Ontario M5J 2T2
                           CANADA


CHILE                      The Chase Manhattan Bank,                            The Chase Manhattan Bank,
                           Agustinas 1235                                       Santiago
                           Casilla 9192
                           Santiago
                           CHILE



COLOMBIA                   Cititrust Colombia S.A.                              Cititrust Colombia S.A.
                           Sociedad Fiduciaria                                  Sociedad Fiduciaria
                           Carrera 9a No 99-02                                  Santafe de Bogota
                           Santafe de Bogota, DC
                           COLOMBIA


CYPRUS                     Barclays Bank plc                                    Barclays Bank plc,
                           Cyprus Offshore Banking Unit                         Nicosia
                           2nd & 3rd Floor
                           88 Dighenis Akritas Avenue
                           PO Box 7320
                           1644 Nicosia
                           CYPRUS


CZECH REPUBLIC             Ceskoslovenska Obchodni Banka, A.S.                  Komercni Banka, A.S.,
                           Na Prikope 14                                        Praha
                           115 20 Praha 1
                           CZECH REPUBLIC


DENMARK                    Den Danske Bank                                      Den Danske Bank
                           2 Holmens Kanala DK 1091                             Copenhagen
                           Copenhagen
                           DENMARK


ECUADOR                    Citibank, N.A.                                       Citibank N.A.,
                           Juan Leon Mera                                       Quito
                           130 y Patria
                           Quito
                           ECUADOR


EGYPT                      National Bank of Egypt                               National Bank of Egypt
                           1187, Corniche El-Nile Plaza                         Cairo
                           Cairo
                           EGYPT


ESTONIA                    HansaBank                                            Tallinna Bank
Not 17f-5 eligible         Liivalaia 8                                          Tallinn
                           EE0100 Tallinn
                           ESTONIA



EUROBONDS                  Cedel Bank S.A.                                      ECU:Lloyds Bank PLC
                           67 Boulevard Grande Duchesse Charlotte               International Banking
                           LUXEMBOURG                                           Division London
                           A/c The Chase Manhattan Bank, N.A.                   For all other currencies: see
                           London                                               relevant country
                           A/c No. 17817


EURO CDS                   First Chicago Clearing Centre                        ECU:Lloyds Bank PLC
                           27 Leadenhall Street                                 Banking Division London
                           London EC3A 1AA                                      For all other currencies: see
                           UNITED KINGDOM                                       relevant country


FINLAND                    Merita Bank Ltd                                      Merita Bank Ltd
                           2598 Custody Services                                Helsinki
                           Fabianinkatu 29B
                           Helsinki
                           FINLAND


FRANCE                     Banque Paribas                                       Societe Generale
                           Ref 256                                              Paris
                           BP 141
                           3, Rue D'Antin
                           75078 Paris
                           Cedex 02
                           FRANCE


GERMANY                    Chase Manhattan Bank A.G.                            Chase Bank A.G.
                           60284 Frankfurt am Main                              Frankfurt
                           GERMANY


GHANA                      Barclays Bank of Ghana Ltd                           Barclays Bank
                           Barclays House                                       Accra
                           High Street
                           Accra
                           GHANA


GREECE                     Barclays Bank Plc                                    National Bank of Greece S.A.
                           1 Kolokotroni Street                                 Athens
                           10562 Athens                                         A/c Chase Manhattan Bank,
                           GREECE                                               London A/c No. 040/7/921578-68



HONG KONG                  The Chase Manhattan Bank,                            The Chase Manhattan Bank,
                           40/F One Exchange Square                             Hong Kong
                           8, Connaught Place
                           Central, Hong Kong
                           HONG KONG


HUNGARY                    Citibank Budapest Rt.                                Citibank Budapest Rt.
                           Szabadsag ter 7-9                                    Budapest
                           Budapest V
                           H-1051
                           HUNGARY


INDIA                      The Hongkong and Shanghai                            The Hongkong and Shanghai
                           Banking Corporation Limited                          Banking Corporation Limited
                           52/60 Mahatma Gandhi Road                            Bombay
                           Bombay 400 001
                           INDIA

                           Deutsche Bank AG                                     Deutsche Bank
                           Securities & Custody Services                        Bombay
                           Kodak House
                           222 D.N. Road, Fort
                           Bombay 400 001
                           INDIA


INDONESIA                  The Hongkong and Shanghai                            The Chase Manhattan Bank
                           Banking Corporation Limited                          Jakarta
                           World Trade Center
                           J1. Jend Sudirman Kav. 29-31
                           Jakarta 10023
                           INDONESIA


IRELAND                    Bank of Ireland                                      Allied Irish Bank
                           International Financial Services Centre              Dublin
                           1 Harbourmaster Place
                           Dublin 1
                           IRELAND


ISRAEL                     Bank Leumi Le-Israel B.M.                            Bank Leumi Le-Israel B.M.
                           19 Herzl Street                                      Tel Aviv
                           61000 Tel Aviv
                           ISRAEL


 ITALY                     Banque Paribas,                                      The Chase Manhattan Bank,
                           2 Piazza San Fedele                                  Milan
                           20121 Milan
                           ITALY


JAPAN                      The Fuji Bank Ltd                                    The Chase Manhattan Bank
                           6-7 Nihonbashi-Kabutocho                             Tokyo
                           Chuo-Ku
                           Tokyo
                           JAPAN


JORDAN                     Arab Bank Limited                                    Arab Bank Limited
                           P O Box 950544-5                                     Amman
                           Amman
                           Shmeisani
                           JORDAN


KENYA                      Barclays Bank of Kenya                               Barclays Bank of Kenya
                           Third Floor                                          Nairobi
                           Queensway House
                           Nairobi
                           Kenya


LATVIA                     Hansabank - Latvija                                  Hansabank - Latvija
Not 17f-5                  Kalku iela 26                                        Latvia
                           Riga, LV 1050
                           Latvia


LEBANON                    The British Bank of the Middle East                  The Chase Manhattan Bank
                           Ras-Beirut Branch                                    New York
                           PO Box 11-1380
                           Abdel Aziz,
                           Ras-Beirut
                           Lebanon


LUXEMBOURG                 Banque Generale du Luxembourg S.A.                   Banque Generale du Luxembourg
                           50 Avenue J.F. Kennedy                               S.A.
                           L-2951 LUXEMBOURG                                    Luxembourg




MALAYSIA                   The Chase Manhattan Bank,                            The Chase Manhattan Bank,
                           Pernas International                                 Kuala Lumpur
                           Jalan Sultan Ismail
                           50250, Kuala Lumpur
                           MALAYSIA


MAURITIUS                  Hongkong and Shanghai Banking Corporation Ltd        Hongkong and
                           Curepipe Road                                        Shanghai Banking
                           Curepipe                                             Corporation Ltd.
                           MAURITIUS                                            Curepipe


MEXICO                     The Chase Manhattan Bank, S.A.                       No correspondent Bank
                           Prolongacion Paseo de la Reforma no. 600,
                           PB Colonia Santa Fe Pena Blanca
                           01210 Mexico D.F.


MOROCCO                    Banque Commerciale du Maroc                          Banque Commerciale du Maroc
                           2 Boulevard Moulay Youssef                           Casablanca
                           Casablanca 20000
                           MOROCCO


NAMIBIA                    Standard Bank Namibia Ltd                            Standard Corporate &
                           Mutual Platz - 3rd Floor                             Merchant Bank
                           P.O.Box 3327                                         South Africa
                           Windhoek
                           NAMIBIA


NETHERLANDS                ABN AMRO N.V.                                        Generale Bank
                           Securities Centre                                    Nederland N.V.
                           P O Box 3200                                         Rotterdam
                           4800 De Breda
                           NETHERLANDS


NEW ZEALAND                National Nominees Limited                            National Bank of New Zealand
                           Level 2 BNZ Tower                                    Wellington
                           125 Queen Street
                           Auckland
                           NEW ZEALAND






NORWAY                     Den Norske Bank                                      Den Norske Bank
                           Stranden 21                                          Oslo
                           PO Box 1171 Sentrum
                           N-0107 Oslo
                           NORWAY


OMAN                       The British Bank of the Middle East                  Oman Arab Bank
                           Bait Al Falaj                                        Ruwi, Muscat
                           Main Office
                           Ruwi, Muscat
                           SULTANATE OF OMAN


PAKISTAN                   Citibank N.A.                                        Citibank N.A.
                           AWT Plaza                                            Karachi
                           11 Chundrigar Road
                           Karachi 74200
                           PAKISTAN

                           Deutsche Bank A.G.                                   Deutsche Bank A.G.
                           Unitowers                                            Karachi
                           I.I. Chundrigar Road
                           Karachi
                           PAKISTAN


PERU                       Citibank, N.A.                                       Citibank N.A.
                           Camino Real 457                                      Lima
                           CC Torre Real - 5th Floor
                           San Isidro, Lima  27
                           PERU


PHILIPPINES                The Hongkong and Shanghai                            The Hongkong and Shanghai
                           Banking Corporation Limited                          Banking Corporation Limited
                           33/F Tektite Tower B                                 Manila
                           Exchange Road
                           Ortigas Center
                           Pasig City
                           PHILIPPINES


POLAND                     Bank Handlowy W. Warszawie. S.A.                     Bank Handlowy W. Warszawie S.A..
                           Custody Dept.                                        Warsaw
                           Capital Markets Centre
                           Ul, Nowy Swiat 6/12
                           00-920 Warsaw
                           POLAND



PORTUGAL                   Banco Espirito Santo e Comercial de Lisboa           Banco Nacional Ultra
                           Servico de Gestaode Titulos                          Marino
                           R. Mouzinho da Silveira, 36 r/c                      Lisbon
                           1200 Lisbon
                           PORTUGAL


ROMANIA                    ING Bank                                             ING Bank
                           World Trade Centre                                   Bucharest
                           Bld. Expozitiei Nr. 2
                           78334 Bucharest
                           Romania


RUSSIA                     Chase Manhattan Bank International ("CMBI")          The Chase Manhattan Bank
                           1st Tverskaya - Yamskaya, 23                         New York
                           125047 Moscow                                        A/C The Chase Manhattan
                           Russia                                               London
                                                                                (US$ Nostro Account)


SHANGHAI (CHINA)           The Hongkong and Shanghai                            Citibank
                           Banking Corporation Limited                          New York
                           5/F. Marine Tower
                           1 Pudong Avenue
                           Shanghai 200120
                           THE PEOPLE'S REPUBLIC OF CHINA


SHENZHEN (CHINA)           The Hongkong and Shanghai                            The Chase Manhattan Bank
                           Banking Corporation Limited                          Hong Kong
                           1st Floor
                           Century Plaza Hotel
                           No.1 Chun Feng Lu
                           Shenzhen
                           THE PEOPLE'S REPUBLIC OF CHINA


SINGAPORE                  The Chase Manhattan Bank,                            The Chase Manhattan Bank,
                           Custody Services Dept                                Singapore
                           150 Beach Road
                           34th Floor, Gateway West
                           SINGAPORE 189720


SLOVAK REPUBLIC            Ceskoslovenska Obchodni Banka, A.S.                  Ceskoslovenska Obchodni Banka
                           Michalska 18                                         Slovak Republic
                           815 63 Bratislava
                           SLOVAK REPUBLIC



SOUTH AFRICA               The Standard Bank of South Africa Limited            The Standard Bank of
                           Standard Corporate and Merchant Bank Division        South Africa Ltd
                           46 Marshall Street                                   Standard Corporate and
                           Johannesburg 2001                                    Merchant Bank
                           SOUTH AFRICA                                         South Africa


SOUTH KOREA                The Hongkong & Shanghai                              The Hongkong & Shanghai
                           Banking Corporation Limited                          Banking Corporation Limited
                           6/F Kyobo Building                                   Seoul
                           #1 Chongro, 1-ka Chongro-Ku,
                           Seoul
                           SOUTH KOREA


SPAIN                      The Chase Manhattan Bank                             Chase Manhattan Bank,
                           Paseo de la Castellana, 51                           Madrid
                           28046 Madrid
                           SPAIN


SRI LANKA                  The Hongkong & Shanghai                              The Hongkong & Shanghai
                           Banking Corporation Limited                          Banking Corporation Limited
                           Unit #02-02 West Block,                              Colombo
                           World Trade Center
                           Colombo 1,
                           SRI LANKA


SWAZILAND                  Stanbic Bank Swaziland Ltd                           Standard Corporate and
                           Stanbic House                                        Merchant Bank
                           P.O. Box A294, Swazi Plaza                           South Africa
                           Mbabane
                           Swaziland


SWEDEN                     Skandinaviska Enskilda Banken                        Svenska Handelsbanken
                           Sergels Torg 2                                       Stockholm
                           S-106 40
                           Stockholm
                           SWEDEN


SWITZERLAND                Union Bank of Switzerland                            Union Bank of Switzerland
                           45 Bahnhofstrasse                                    Zurich
                           8021 Zurich
                           SWITZERLAND



TAIWAN                     The Chase Manhattan Bank,                            No correspondent Bank
                           14th Floor,
                           2, Tun Hwa S. Road Sec. 1
                           Taipei
                           TAIWAN
                           Republic of China


THAILAND                   The Chase Manhattan Bank,                            The Chase Manhattan Bank,
                           Bubhajit Building                                    Bangkok
                           20 North Sathorn Road
                           Silom, Bangrak
                           Bangkok 10500
                           THAILAND


TUNISIA                    Banque Internationale Arabe de Tunisie               Banque Internationale Arabe de
Not 17f-5                  70-72 Avenue Habib Bourguiba                         Tunisie, Tunisia
                           P.O. Box 520
                           1080 Tunis Cedex
                           TUNISIA


TURKEY                     The Chase Manhattan Bank,                            The Chase Manhattan Bank,
                           Emirhan Cad. No: 145                                 Istanbul
                           Atakule, A Blok Kat:11
                           80700-Dikilitas/Besiktas
                           Istanbul
                           TURKEY


U.K.                       The Chase Manhattan Bank,                            The Chase Manhattan Bank,
                           Woolgate House                                       London
                           Coleman Street
                           London   EC2P 2HD
                           UNITED KINGDOM


URUGUAY                    The First National Bank of Boston                    The First National Bank of Boston
                           Zabala 1463                                          Montevideo
                           Montevideo
                           URUGUAY


U.S.A.                     The Chase Manhattan Bank,                            The Chase Manhattan Bank,
                           1 Chase Manhattan Plaza                              New York
                           New York
                           NY 10081
                           U.S.A.



VENEZUELA                  Citibank N.A.                                        Citibank N.A.
                           Carmelitas a Altagracia                              Caracas
                           Edificio Citibank
                           Caracas 1010
                           VENEZUELA

ZAMBIA                     Barclays Bank of Zambia                              Barclays Bank of Zambia
                           Kafue House                                          Lusaka
                           Cairo Road
                           P.O.Box 31936
                           Lusaka
                           ZAMBIA


ZIMBABWE                   Barclays Bank of Zimbabwe                            Barclays Bank of Zimbabwe
                           2nd Floor                                            Harare
                           3 Anchor House
                           Jason Mayo Avenue
                           Harare
                           ZIMBABWE

                                 COLONIAL FUNDS
                          GLOBAL CUSTODY FEE SCHEDULE
                                 APRIL 17, 1997

------------------------------------------------------------------------------
            COUNTRY              BASIS POINTS            TRANSACTION FEES
------------------------------------------------------------------------------
           ARGENTINA             35 1st 100mm                $100.00
------------------------------------------------------------------------------
                                 30 next 200mm
------------------------------------------------------------------------------
                                 25 over 300mm
------------------------------------------------------------------------------
           AUSTRALIA                   5                      $30.00
------------------------------------------------------------------------------
            AUSTRIA                   10                      $50.00
------------------------------------------------------------------------------
          BANGLADESH                  35                     $100.00
------------------------------------------------------------------------------
            BELGIUM                   10                      $50.00
------------------------------------------------------------------------------
           BOTSWANA                   35                     $100.00
------------------------------------------------------------------------------
            BRAZIL               35 1st 100mm                $100.00
------------------------------------------------------------------------------
                                 30 next 200mm
------------------------------------------------------------------------------
                                 25 over 300mm
------------------------------------------------------------------------------
            CANADA                     6                      $35.00
------------------------------------------------------------------------------
             CEDEL                     3                      $25.00
------------------------------------------------------------------------------
             CHILE                    35                     $100.00
------------------------------------------------------------------------------
        CHINA(SHANGHAI)               35                     $100.00
------------------------------------------------------------------------------
        CHINA(SHENZHEN)               35                     $100.00
------------------------------------------------------------------------------
           COLOMBIA                   35                     $100.00
------------------------------------------------------------------------------
            CYPRUS               50 1st 100mm                $150.00
------------------------------------------------------------------------------
                                 45 next 200mm
------------------------------------------------------------------------------
                                 40 over 300mm
------------------------------------------------------------------------------
        CZECH REPUBLIC                35                     $100.00
------------------------------------------------------------------------------
            DENMARK                    7                      $50.00
------------------------------------------------------------------------------
            ECUADOR              50 1st 100mm                $150.00
------------------------------------------------------------------------------
                                 45 next 200mm
------------------------------------------------------------------------------
                                 40 over 300mm
------------------------------------------------------------------------------
             EGYPT               50 1st 100mm                $150.00
------------------------------------------------------------------------------
                                 45 next 200mm
------------------------------------------------------------------------------
                                 40 over 300mm
------------------------------------------------------------------------------
            FINLAND                   10                      $50.00
------------------------------------------------------------------------------
           EURO CD'S                   3                      $25.00
------------------------------------------------------------------------------
            FRANCE                     6                      $30.00
------------------------------------------------------------------------------
             GHANA               50 1st 100mm                $150.00
------------------------------------------------------------------------------
                                 45 next 200mm
------------------------------------------------------------------------------
                                 40 over 300mm
------------------------------------------------------------------------------
            GERMANY                    6                      $30.00
------------------------------------------------------------------------------
            GREECE                    35                     $100.00
------------------------------------------------------------------------------
           HONG KONG                   6                      $50.00
------------------------------------------------------------------------------

                                 COLONIAL FUNDS
                          GLOBAL CUSTODY FEE SCHEDULE
                                 APRIL 17, 1997

------------------------------------------------------------------------------
            HUNGARY                   35                     $100.00
------------------------------------------------------------------------------
             INDIA                    35                     $100.00
------------------------------------------------------------------------------
           INDONESIA             25 1st 200mm                $100.00
------------------------------------------------------------------------------
                                 20 over 200mm
------------------------------------------------------------------------------
            IRELAND                    8                      $35.00
------------------------------------------------------------------------------
            ISRAEL                    35                     $100.00
------------------------------------------------------------------------------
             ITALY                    10                      $50.00
------------------------------------------------------------------------------
          JAMACIA/T&T            50 1st 100mm                $150.00
------------------------------------------------------------------------------
                                 45 next 200mm
------------------------------------------------------------------------------
                                 40 over 300mm
------------------------------------------------------------------------------
             JAPAN                     4                      $35.00
------------------------------------------------------------------------------
            JORDAN                    35                     $100.00
------------------------------------------------------------------------------
             KENYA               50 1st 100mm                $150.00
------------------------------------------------------------------------------
                                 45 next 200mm
------------------------------------------------------------------------------
                                 40 over 300mm
------------------------------------------------------------------------------
             KOREA                    11                      $75.00
------------------------------------------------------------------------------
          LUXEMBOURG                   8                      $35.00
------------------------------------------------------------------------------
           MALAYSIA                    6                      $50.00
------------------------------------------------------------------------------
           MAURITIUS             50 1st 100mm                $150.00
------------------------------------------------------------------------------
                                 45 next 200mm
------------------------------------------------------------------------------
                                 40 over 300mm
------------------------------------------------------------------------------
            MEXICO                    12                      $75.00
------------------------------------------------------------------------------
            MOROCCO                   35                     $100.00
------------------------------------------------------------------------------
             NEPAL               50 1st 100mm                $150.00
------------------------------------------------------------------------------
                                 45 next 200mm
------------------------------------------------------------------------------
                                 40 over 300mm
------------------------------------------------------------------------------
          NETHERLANDS                  6                      $30.00
------------------------------------------------------------------------------
          NEW ZEALAND                 10                      $50.00
------------------------------------------------------------------------------
            NORWAY                    10                      $50.00
------------------------------------------------------------------------------
           PAKISTAN                   35                     $100.00
------------------------------------------------------------------------------
             PERU                     35                     $100.00
------------------------------------------------------------------------------
          PHILIPPINES            25 1st 200mm                $100.00
------------------------------------------------------------------------------
                                 20 over 200mm
------------------------------------------------------------------------------
            POLAND                    35                     $100.00
------------------------------------------------------------------------------
           PORTUGAL                   35                     $100.00
------------------------------------------------------------------------------
           SINGAPORE                   5                      $50.00
------------------------------------------------------------------------------
           SLOVAKIA              50 1st 100mm                $150.00
------------------------------------------------------------------------------
                                 45 next 200mm
------------------------------------------------------------------------------
                                 40 over 300mm
------------------------------------------------------------------------------
           SLOVENIA              50 1st 100mm                $150.00
------------------------------------------------------------------------------

                                 COLONIAL FUNDS
                          GLOBAL CUSTODY FEE SCHEDULE
                                 APRIL 17, 1997

------------------------------------------------------------------------------
                                 45 next 200mm
------------------------------------------------------------------------------
                                 40 over 300mm
------------------------------------------------------------------------------
         SOUTH AFRICA                 13                      $75.00
------------------------------------------------------------------------------
             SPAIN                    11                      $75.00
------------------------------------------------------------------------------
           SRI LANKA                  35                     $100.00
------------------------------------------------------------------------------
            SWEDEN                    10                      $50.00
------------------------------------------------------------------------------
          SWITZERLAND                  6                      $30.00
------------------------------------------------------------------------------
            TAIWAN                    35                     $100.00
------------------------------------------------------------------------------
           THAILAND                    8                      $75.00
------------------------------------------------------------------------------
            TUNISIA                   35                     $100.00
------------------------------------------------------------------------------
            TURKEY                    35                     $100.00
------------------------------------------------------------------------------
              UK                       6                      $35.00
------------------------------------------------------------------------------
            URUGUAY                   35                     $100.00
------------------------------------------------------------------------------
           VENEZUELA                  35                     $100.00
------------------------------------------------------------------------------
            VIETNAM              50 1st 100mm                $150.00
------------------------------------------------------------------------------
                                45 next 200mm
------------------------------------------------------------------------------
                                40 over 300mm
------------------------------------------------------------------------------
             ZAMBIA             50 1st 100mm                $150.00
------------------------------------------------------------------------------
                                45 next 200mm
------------------------------------------------------------------------------
                                40 over 300mm
------------------------------------------------------------------------------
            ZIMBABWE                  35                     $100.00
------------------------------------------------------------------------------


Note: In countries where tiered pricing applies, the calculation is based on daily net assets in aggregate of the Colonial/Newport and Stein Roe Funds.